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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): JULY 12, 2000



                          SCB COMPUTER TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


            TENNESSEE                000-27694                  62-1201561
  (State or other jurisdiction      (Commission               (IRS Employer
        of incorporation)           File Number)          Identification Number)


               3800 FOREST HILL-IRENE, SUITE 100, MEMPHIS, TENNESSEE     38125
                     (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (901) 754-6577


                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

On July 17, 2000, SCB Computer Technology, Inc. ("SCB") issued a press release announcing that Ben C. Bryant, Jr., has resigned as Chairman of the Board of SCB effective as of September 1, 2000. Mr. Bryant delivered his resignation to SCB on July 12, 2000. After September 1, 2000, Mr. Bryant will retire from full-time employment with SCB, but he will provide consulting services to SCB and will remain a director of SCB. A copy of the press release is filed as Exhibit 20 hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits:


Exhibit
Number                                Description
------                                -----------
  20              Press release issued by SCB Computer Technology, Inc., on
                  July 17, 2000.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 18, 2000

                                           SCB COMPUTER TECHNOLOGY, INC.



                                           By:   /s/ Michael J. Boling
                                              ----------------------------------
                                                   Michael J. Boling
                                                Chief Financial Officer


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                                  EXHIBIT INDEX



Exhibit
Number                                   Description
------                                   -----------
  20            Press release issued by SCB Computer Technology, Inc., on
                July 17, 2000.